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                                  EXHIBIT 99.1

CONTACT:

Poet Holdings, Inc.
(650) 577-2500
jerry.wong@poet.com


                  POET HOLDINGS, INC. ANNOUNCES SECOND QUARTER
                REVENUES OF $2.0 MILLION; ANNOUNCES RESTRUCTURING


SAN MATEO, CALIFORNIA -- JULY 23, 2002 -- Poet Holdings, Inc. (Neuer Markt:
POXA), a leading provider of supplier enablement solutions, today announced financial results for the three month period ended June 30, 2002.

Revenues for the second quarter of fiscal 2002 decreased 30%, to $2.0 million, as compared with revenues of $2.8 million for the quarter ended June 30, 2001. The net loss for the quarter ended June 30, 2002 was $2.8 million, or $0.26 per share, based on weighted average shares outstanding of approximately 10,881,000, compared to a net loss of $2.9 million, or $0.26 per share, for the quarter ended June 30, 2001, based on weighted average shares outstanding of approximately 10,818,000. Revenues from the sale of products for the second quarter of fiscal 2002 decreased 38% to $1.2 million as compared with product revenues of $2.0 million for the quarter ended June 30, 2001.

"The business climate during the second quarter of fiscal 2002 continued to be extremely difficult in both of our product lines in the US and Europe," stated Dirk Bartels, president and CEO. "Several larger transactions were deferred into future quarters, and some deals were closed during the quarter with lower than anticipated revenues. On a positive note, we are encouraged by winning some of the biggest electronic marketplace providers during the quarter, including GE Global Exchange (GXS), Telefonica, eutilia and CPGmarket.com for our eSS products, and design wins for our FastObjects products with a large defense contractor in the US."

"In order to address the current weak economy, we will implement a reduction in force of approximately 34% over the next 60 days, which we anticipate will reduce our expense structure commencing in the fourth quarter of fiscal 2002 by approximately $1.2 million per quarter. We



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anticipate that the restructuring will reduce our burn rate significantly, and it is our number one priority to reach positive cash flow by the end of calendar year 2003."

Product license revenues attributable to Poet eSupplier Solutions products decreased approximately $333,000, or 44%, to $417,000 in the quarter ended June 30, 2002, from approximately $750,000 in the quarter ended June 30, 2001. Product license revenues attributable to Poet's object database product line, FastObjects, decreased approximately $422,000, or 34%, to $802,000 in the quarter ended June 30, 2002, from approximately $1,224,000 in the quarter ended June 30, 2001. Total consulting and training revenues decreased approximately $87,000, or 25%, to $265,000 in the quarter ended June 30, 2002, from $352,000 in the quarter ended June 30, 2001.

Total costs and operating expenses for the quarter ended June 30, 2002 decreased approximately $1.0 million, or 17%, to $4.9 million as compared to $5.9 million for the same period in 2001. Selling and marketing expenses decreased approximately $1.2 million, or 35%, to $2.2 million in the quarter ended June 30, 2002 as compared to $3.4 million in the quarter ended June 30, 2001 primarily as a result of decreased sales and marketing personnel and related expenses.

The Company is implementing cost reduction measures in response to the uncertainties in the economy in North America and Western Europe by reducing its workforce by approximately 34%. The Company will take a charge of $0.5 - 0.6 million in the quarter ending September 30, 2002 for costs associated with this restructuring. These measures aim to reduce budgetary operating expenses by a total of approximately $1.2 million per quarter commencing in the fourth quarter of fiscal 2002. With approximately $17 million in cash and liquid investments as of June 30, 2002, the Company believes it is in a strong position to weather the current economic slowdown.



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About Poet Holdings, Inc.

Poet Holdings, Inc. offers comprehensive supplier enablement applications for B2B eCommerce. The Poet eSupplier Solutions product family helps enterprises to establish new business relationships with their partners, customers and buying organizations, and to efficiently develop new distribution channels through electronic marketplaces.

The Company also provides "FastObjects by Poet", the award-winning object database designed for management of complex data in embedded systems and applications.

Poet Holdings, Inc. is headquartered in San Mateo, California, with offices throughout the US and Western Europe. The Company is traded on the Frankfurt Stock Exchange (Neuer Markt: POXA). For more information, visit www.poet.com or call 650-577-2500.


                                       ###


This press release contains forward-looking statements, including statements such as "anticipate" and "believe" based on current expectations that involve risks and uncertainties. Actual results, events and performance may differ from those expressed or implied in such forward-looking statements due to various factors, including: our future financial performance and results of operations, including anticipated revenue, cash usage and net loss from operations; sufficiency of our cash reserves to fund our business; the timing and amount of customer orders; demand for and market acceptance of our products and services; development of markets for our products and services; the U.S. and global economies; currency exchange fluctuations; interest rate fluctuations; revenue projections and other risks identified in our Securities and Exchange Commission filings, including our report filed on Form 10-K for the fiscal year ended December 31, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Investors should consult our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2001, for further information regarding these and the other risks of our business.

The unaudited financial statements that follow should be read in conjunction with the notes set forth in our Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.



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                      POET HOLDINGS, INC. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and par value amounts)



                                     ASSETS
                                                                                    June 30,       December 31,
                                                                                      2002             2001
                                                                                    --------         --------
Current assets:
   Cash and equivalents                                                             $  7,853         $ 10,905
   Short term investments                                                              9,257           10,899
   Accounts receivable (net of allowances of $450 and $508 in 2002 and 2001,
   respectively)                                                                       1,788            1,993
   Inventories and other current assets                                                  349              450
                                                                                    --------         --------
      Total current assets                                                            19,247           24,247
Property, furniture and equipment, net                                                 1,091            1,074
Other assets                                                                             552              317
                                                                                    --------         --------
Total assets                                                                        $ 20,890         $ 25,638
                                                                                    ========         ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                 $    950         $    582
   Accrued liabilities                                                                 1,521            1,564
   Deferred revenue                                                                      861              890
   Current portion of debt (including capital lease obligations)                          --               57
                                                                                    --------         --------
      Total current liabilities                                                        3,332            3,093
                                                                                    --------         --------

Stockholders' equity:
   Preferred stock, $0.001 par value; 3,000,000 shares authorized; no shares
   outstanding                                                                            --               --
   Common stock, $0.001 par value; 100,000,000 shares authorized
   Shares outstanding:  2002 - 10,888,646 ; 2001 - 10,876,912                             11               11
   Additional paid in capital                                                         66,341           66,331
   Deferred stock compensation                                                           (75)            (126)
   Accumulated deficit                                                               (49,174)         (43,954)
   Accumulated other comprehensive income                                                455              283
                                                                                    --------         --------
      Total stockholders' equity                                                      17,558           22,545
                                                                                    --------         --------
Total liabilities and stockholders' equity                                          $ 20,890         $ 25,638
                                                                                    ========         ========



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                      POET HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)



                                                             Three Months Ended                  Six Months Ended
                                                                  June 30,                          June 30,
                                                            2002             2001             2002             2001
                                                          --------         --------         --------         --------
Revenues:
   Product                                                $  1,219         $  1,974         $  2,629         $  3,764
   Consulting and training                                     265              352              593              816
   Support and maintenance                                     477              479              907              974
                                                          --------         --------         --------         --------
Total revenues                                               1,961            2,805            4,129            5,554
                                                          --------         --------         --------         --------
Costs and operating expenses:
   Cost of product                                             148               58              240              124
   Cost of consulting and training                             372              319              679              579
   Cost of support and maintenance                             386              302              750              621
   Selling and marketing                                     2,161            3,350            4,463            7,430
   Research and development                                  1,121            1,028            2,042            2,174
   General and administrative                                  713              820            1,378            1,685
   Amortization of deferred stock compensation (*)              26               56               52              112
                                                          --------         --------         --------         --------
               Total costs and operating expenses            4,927            5,933            9,604           12,725
                                                          --------         --------         --------         --------
Operating loss                                              (2,966)          (3,128)          (5,475)          (7,171)
                                                          --------         --------         --------         --------
Other income (expense):
   Interest expense                                             --               (5)              (1)             (14)
   Interest income and other, net                              164              279              301              754
                                                          --------         --------         --------         --------
   Total other income (expense), net                           164              274              300              740
                                                          --------         --------         --------         --------
Loss before income taxes                                    (2,802)          (2,854)          (5,175)          (6,431)
Income tax expense                                             (19)              --              (45)             (39)
                                                          --------         --------         --------         --------
Net loss                                                  $ (2,821)        $ (2,854)        $ (5,220)        $ (6,470)
                                                          ========         ========         ========         ========
Other comprehensive income (loss)                              249             (115)             172             (288)
                                                          --------         --------         --------         --------
Comprehensive loss                                        $ (2,572)        $ (2,969)        $ (5,048)        $ (6,758)
                                                          ========         ========         ========         ========
Basic and diluted net loss per share                      $  (0.26)        $  (0.26)        $  (0.48)        $  (0.60)
                                                          ========         ========         ========         ========
Shares used in computing basic and diluted
 net loss per share                                         10,881           10,818           10,879           10,806
                                                          ========         ========         ========         ========

(*)Amortization of deferred stock compensation
   Cost of consulting and training                        $      3         $      6         $      6         $     12
   Cost of support and maintenance                               1                3                2                5
   Selling and marketing                                        12               25               23               49
   Research and development                                      7               16               15               33
   General and administrative                                    3                6                6               13
                                                          --------         --------         --------         --------
                                                          $     26         $     56         $     52         $    112
                                                          ========         ========         ========         ========